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                 SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.   20549

                              FORM 8-K

                           CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
     January 31, 2005
     ------------------

                   CREDO Petroleum Corporation
________________________________________________________________
           (Exact name of registrant as specified in its charter)

          Colorado                 0-8877          84-0772991
________________________________________________________________
(State or other jurisdiction     Commission       IRS Employer
    of incorporation)            File Number   Identification No.

1801 Broadway, Suite 900        Denver, Colorado      80202
________________________________________________________________
(Address of principal executive offices)            (Zip Code)

Registrant's telephone number,
including area code:            (303) 297-2200
________________________________________________________________


Item 5.02  Appointment of Principal Officers.
           CREDO Announces the Election of David W. Vreeman as
           Vice President and Chief Financial Officer

________________________________________________________________

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            CREDO PETROLEUM CORPORATION
                            (Registrant)

Date: January 31, 2005       By: /s/ James T. Huffman
                                  -------------------------
                                  James T. Huffman
                                  President
                                  (Principal Executive Officer)


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NEWS RELEASE

FOR IMMEDIATE RELEASE            Contact:  James T. Huffman
                                           President
                                           www.credopetroleum.com

        CREDO ANNOUNCES THE ELECTION OF DAVID W. VREEMAN AS
            VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

DENVER, COLORADO, January 31, 2005 - CREDO Petroleum Corporation
(NASDAQ: CRED) today announced that David W. Vreeman has been elected to the position of Vice President and Chief Financial
Officer.

Prior to joining the company, and since September 1998, Mr. Vreeman was the Vice President - Controller for Birner Dental Management Services, Inc., a publicly traded dental practice management company. Mr. Vreeman has over 20 years of financial accounting and reporting experience in healthcare, manufacturing, oil and gas, and public accounting. He specializes in financial reporting, SEC compliance, and financial process and control improvement. He recently implemented Sarbanes-Oxley Section 404 requirements at Birner Dental Management Services, Inc.
Mr. Vreeman is a certified public accountant in the state of Colorado and is a member of the American Institute of Certified Public Accountants and the Colorado Society of Certified Public Accountants.

James T. Huffman, President, said, "The addition of Mr. Vreeman as Chief Financial Officer will further buttress our financial management in preparation for significant new regulations and responsibilities related to our rapid growth, transition from small company SEC reporting status to full reporting status, and compliance with Sarbanes-Oxley regulations. In addition, we must be prepared for accelerated filing requirements related to the company's quarterly and annual SEC reports."

          *          *          *          *          *

CREDO Petroleum Corporation is a publicly traded independent energy company headquartered in Denver, Colorado. The company is engaged in the exploration for and the acquisition, development and marketing of natural gas and crude oil in the Mid-Continent and Rocky Mountain regions. The company's stock is traded on the NASDAQ System under the symbol "CRED " and is quoted daily in the "NASDAQ Small-Cap Issues " section of The Wall Street Journal.


This press release includes certain statements that may be deemed to be "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements included in this press release, other than statements of historical facts, address matters that the company reasonably expects, believes or anticipates will or may occur in the future. Such statements are subject to various assumptions, risks and uncertainties, many of which are beyond the control of the company. Investors are cautioned that any such statements are not guarantees of future performance and that actual results or developments may differ materially from those described in the forward-looking statements.